NEA Valuebuilder Variable Annuity
AEA Valuebuilder Variable Annuity
Security Benefit Advisor Variable Annuity

Supplement Dated October 18, 2004,
To Prospectus Dated May 1, 2004

Effective on November 17, 2004, the investment objective of the Security Capital Preservation Fund will change and it will no longer seek to maintain a stable net asset value per share. As of that date, the disclosure in the "Objectives and Strategies for Underlying Funds" section of the prospectus will be as follows for the Security Capital Preservation Fund:

Investment Objective and Strategies: To provide high current income while also seeking to maintain a degree of stability of shareholder's capital. The Fund, through the Portfolio, seeks to achieve its goal by investing, under normal market conditions, at least 65% of its net assets, plus any borrowings for investment purposes, in fixed income securities rated, at the time of purchase, within the top four long-term rating categories (i.e., BBB-/Baa3 or above) by a nationally recognized statistical rating organization ("NRSRO") (or, if unrated, determined by DeAM, Inc. to be of similar quality). The Fund will invest in securities of varying maturities and seek to maintain an average portfolio duration of 1 to 4.5 years.

Please Retain This Supplement For Future Reference